Exhibit 10.1

PRESIDENCE DE LA REPUBLIQUE SECRETARIAT GENERAL N 00128 /PRG/SGP/SP/08	REPUBLIQUE DE GUINEE Travail - Justice - Solidarite Conakry, le 07 adut 2008

Le Ministre Lecretaire General

A MONSIEUR KENT P. WATTS
PRESIDENT DIRECTEUR GENERAL
HYPERDYNAMICS CORPORATION
SUGAR LAND, TEXAS
USA

Monsieur le President Directeur General,

C'est avec beaucoup de respect et de gratitude que je vous adresse la presente, pour vous exprimer toute ma satisfaction pour les importants travaux que vous avez effectues dans le cadre du Contrat de Partage de Production d'Hydrocarbures entre la Republique de Guinee et SCS Corporation, filiale a 100 % de Hyperdynamics Corporation.

Je prends acte de votre chronogram me immediat des operations de levees sismique en 3D sum d'un programme intense de forages.

A cet egard, je vous encourage et vous exhorte a poursuivre les travaux pour la realisation de ce projet tres strategique aux benefices des deux parties.

Veuillez agreer, Monsieur le President Directeur General, les assurances renouvelees de ma haute consideration.

/s/ Illegible
Alpha Ibrahima KEIRA

BP: 1005 Conakry - Republique de Guinee - Tel.: (+224) 30 41 52 10- Fax: (+224)30 41 11 19/3041 56 70
E-mail: secretariatprg@yahoo.fr